SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 20, 2022

PRIME MERIDIAN HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	333-191801	27-2980805
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1471 Timberlane Road Tallahassee, FL	32312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (850) 907-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2022, Prime Meridian Holding Company (“PMHG”) adopted an Amended and Restated 2015 Stock Incentive Compensation Plan (the “2015 Plan”). On that date, PMHG also adopted an Amended and Restated Directors’ Compensation Plan (the “Directors’ Plan”).

The amendment to the 2015 Plan authorizes the plan administrator to establish, on a case-by-case basis, restricted stock award terms to permit any form of vesting upon termination of the grantee’s employment. The Board of Directors believes this will enable PMHG to retain and recruit management by being able to offer more flexibly structured restricted stock awards. In connection with this amendment, PMHG also amended President, Chief Executive Officer, and Vice Chair’s Sammie D. Dixon, Jr.’s restricted stock award agreements to permit him to retain them upon termination of his employment. In addition, PMHG adopted non-substantive amendments to the 2015 Plan related to internal section references.

The amendment to the Directors’ Plan provides that grantees will: (i) receive any dividends paid on shares of PMHG common stock held in the Directors’ Plan and; (ii) be permitted to vote such shares on any matters coming before PMHG’s shareholders. PMHG also adopted non-substantive amendments to the Directors’ Plan relating to plan administration.

The foregoing summary of such amendments and agreements does not purport to be complete and is qualified in its entirety by reference to the agreements and amendments, which are attached as exhibits to this Form 8-K and which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

10.1       Amended and Restated 2015 Stock Incentive Compensation Plan, dated as of October 20, 2022.

10.2       Amendment to Restricted Stock Awards for Sammie D. Dixon, Jr., dated as of October 20, 2022.

10.3       Amended and Restated Directors’ Compensation Plan, dated as of October 20, 2022.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME MERIDIAN HOLDING COMPANY

By:	/s/ Clint F. Weber
Clint F. Weber
Chief Financial Officer and Executive Vice President

Date: October 20, 2022